Exhibit 99.2

CONSOLIDATED STATEMENT OF OPERATIONS

	Millions of Dollars
	2008							2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Revenues and Other Income
Sales and other operating revenues*	54,883	71,411	70,044	44,504	240,842	30,741	35,448	40,173		106,362
Equity in earnings of affiliates	1,359	1,812	1,214	(135)	4,250	415	1,076	1,015		2,506
Other income	310	130	115	535	1,090	124	106	117		347
	56,552	73,353	71,373	44,904	246,182	31,280	36,630	41,305		109,215

Costs and Expenses
Purchased crude oil, natural gas and products	37,820	51,214	49,608	30,021	168,663	19,759	24,609	28,008		72,376
Production and operating expenses	2,691	3,111	3,059	2,957	11,818	2,545	2,573	2,534		7,652
Selling, general and administrative expenses	526	629	513	561	2,229	475	476	427		1,378
Exploration expenses	309	288	267	473	1,337	225	243	386		854
Depreciation, depletion and amortization	2,209	2,178	2,361	2,264	9,012	2,230	2,347	2,327		6,904
Impairments
Goodwill	-	-	-	25,443	25,443	-	-	-		-
LUKOIL investment	-	-	-	7,410	7,410	-	-	-		-
Expropriated Assets	-	-	-	-	-	-	51	-		51
Other	6	19	57	1,604	1,686	3	-	56		59
Taxes other than income taxes*	5,155	5,796	5,619	4,067	20,637	3,464	3,715	4,205		11,384
Accretion on discounted liabilities	104	96	114	104	418	104	108	96		308
Interest and debt expense	207	210	239	279	935	310	268	336		914
Foreign currency transaction (gains) losses	(43)	-	54	106	117	131	(142)	(17)		(28)
	48,984	63,541	61,891	75,289	249,705	29,246	34,248	38,358		101,852
Income (loss) before income taxes	7,568	9,812	9,482	(30,385)	(3,523)	2,034	2,382	2,947		7,363
Provision for income taxes	3,410	4,356	4,279	1,360	13,405	1,178	1,068	1,427		3,673
Net Income (Loss)	4,158	5,456	5,203	(31,745)	(16,928)	856	1,314	1,520		3,690
Less: net income attributable to
noncontrolling interests	(19)	(17)	(15)	(19)	(70)	(16)	(16)	(17)		(49)
Net Income (Loss) Attributable to ConocoPhillips	4,139	5,439	5,188	(31,764)	(16,998)	840	1,298	1,503		3,641
* Includes excise taxes on petroleum products sales:	3,857	4,091	4,022	3,448	15,418	3,060	3,316	3,538		9,914

Net income (loss) attributable to ConocoPhillips
per share of common stock (dollars)**
Basic	2.65	3.54	3.43	(21.37)	(11.16)	0.57	0.87	1.00		2.44
Diluted	2.62	3.50	3.39	(21.37)	(11.16)	0.56	0.87	1.00		2.43
Average common shares outstanding (in thousands)
Basic	1,562,198	1,534,975	1,510,897	1,486,204	1,523,432	1,485,890	1,486,496	1,488,352		1,486,922
Diluted	1,582,025	1,555,447	1,528,187	1,486,204	1,523,432	1,495,247	1,495,700	1,498,204		1,496,391
** For the purpose of the earnings-per-share calculation only, third-quarter and nine-month 2009 net income attributable to ConocoPhillips has been reduced $12 million for the excess of the amount paid for the redemption of a noncontrolling interest over its carrying value, which was charged directly to retained earnings.
SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO CONOCOPHILLIPS BY SEGMENT

	Millions of Dollars
			2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P	1,349	1,852	1,606	181	4,988	173	336	327		836
International E&P	1,538	2,147	2,322	969	6,976	527	389	651		1,567
Goodwill Impairment	-	-	-	(25,443)	(25,443)	-	-	-		-
Total E&P	2,887	3,999	3,928	(24,293)	(13,479)	700	725	978		2,403

Midstream	137	162	173	69	541	123	31	62		216

U.S. R&M	435	587	524	(6)	1,540	98	(38)	73		133
International R&M	85	77	325	295	782	107	(14)	26		119
Total R&M	520	664	849	289	2,322	205	(52)	99		252

LUKOIL Investment	710	774	438	(7,410)	(5,488)	48	682	545		1,275

Chemicals	52	18	46	(6)	110	23	67	104		194

Emerging Businesses	12	8	35	(25)	30	-	2	(2)		-

Corporate and Other	(179)	(186)	(281)	(388)	(1,034)	(259)	(157)	(283)		(699)

Consolidated	4,139	5,439	5,188	(31,764)	(16,998)	840	1,298	1,503		3,641

SUMMARY OF INCOME (LOSS) BEFORE TAXES* BY SEGMENT

	Millions of Dollars
			2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) Before Income Taxes
U.S. E&P	2,094	2,848	2,518	145	7,605	283	502	505		1,290
International E&P	3,832	5,222	5,143	2,442	16,639	1,498	1,311	1,855		4,664
Goodwill Impairment	-	-	-	(25,443)	(25,443)	-	-	-		-
Total E&P	5,926	8,070	7,661	(22,856)	(1,199)	1,781	1,813	2,360		5,954

Midstream	206	243	260	93	802	202	50	93		345

U.S. R&M	717	938	852	(33)	2,474	163	13	116		292
International R&M	101	32	442	421	996	150	(37)	25		138
Total R&M	818	970	1,294	388	3,470	313	(24)	141		430

LUKOIL Investment	729	795	451	(7,414)	(5,439)	42	687	557		1,286

Chemicals	54	-	64	7	125	32	82	131		245

Emerging Businesses	15	17	45	(53)	24	(5)	(2)	(6)		(13)

Corporate and Other	(180)	(283)	(293)	(550)	(1,306)	(331)	(224)	(329)		(884)

Consolidated	7,568	9,812	9,482	(30,385)	(3,523)	2,034	2,382	2,947		7,363
* 2008 recasted to reflect adoption of SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements."

Effective Tax Rates
U.S. E&P	35.6%	35.0%	36.2%	-24.8%	34.4%	38.5%	33.1%	35.2%		35.1%
International E&P	59.6%	58.7%	54.7%	59.8%	57.8%	64.1%	69.4%	64.1%		65.6%
Total E&P	51.1%	50.3%	48.6%	-6.2%	-1020.8%	60.0%	59.3%	57.9%		59.0%

Midstream	33.5%	33.3%	33.5%	25.8%	32.5%	39.1%	40.0%	33.3%		37.4%

U.S. R&M	39.2%	37.4%	38.6%	81.8%	37.8%	39.9%	384.6%	35.3%		53.4%
International R&M	15.8%	-140.6%	26.5%	29.9%	21.5%	28.7%	62.2%	0.0%		13.8%
Total R&M	36.3%	31.5%	34.5%	25.5%	33.1%	34.5%	-112.5%	29.1%		40.7%

LUKOIL Investment	2.5%	2.8%	2.7%	0.1%	-0.9%	-14.3%	0.9%	2.0%		0.9%

Chemicals	3.7%	-	28.1%	185.7%	12.0%	28.1%	17.1%	21.4%		20.8%

Emerging Businesses	20.0%	52.9%	22.2%	52.8%	-25.0%	100.0%	200.0%	66.7%		100.0%

Corporate and Other	5.0%	36.7%	6.1%	30.7%	23.0%	22.7%	31.3%	14.3%		21.7%

Consolidated	45.1%	44.4%	45.1%	-4.5%	-380.5%	57.9%	44.8%	48.4%		49.9%
ESTIMATED TAXES PAID

	Millions of Dollars
			2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash income taxes paid	1,649	4,756	3,845	2,872	13,122	1,346	1,925	1,535		4,806
Taxes other than income taxes	5,155	5,796	5,619	4,067	20,637	3,464	3,715	4,205		11,384
Less: Excise taxes*	(3,857)	(4,091)	(4,022)	(3,448)	(15,418)	(3,060)	(3,316)	(3,538)		(9,914)
Estimated Taxes Paid	2,947	6,461	5,442	3,491	18,341	1,750	2,324	2,202		6,276
* Represents taxes collected by ConocoPhillips and reimbursed to taxing authorities.

CERTAIN ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO CONOCOPHILLIPS (AFTER-TAX)

	Millions of Dollars
			2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. E&P
Gain (loss) on asset sales	4	12	-	11	27	-	-	-		-
Impairments	-	-	-	(403)	(403)	-	-	-		-
Severance accrual	-	-	-	(43)	(43)	-	-	20		20
Total	4	12	-	(435)	(419)	-	-	20		20

International E&P
Gain (loss) on asset sales	8	-	138	417	563	-	-	-		-
Impairments	-	-	(28)	(196)	(224)	-	(51)	-		(51)
Severance accrual	-	-	-	(28)	(28)	-	-	11		11
Asset retirement	-	-	-	-	-	-	(37)	-		(37)
Total	8	-	110	193	311	-	(88)	11		(77)

Goodwill impairment	-	-	-	(25,443)	(25,443)	-	-	-		-

Total E&P	12	12	110	(25,685)	(25,551)	-	(88)	31		(57)

Midstream
Gain on subsidiary equity transaction	-	-	-	-	-	88	-	-		88
Total	-	-	-	-	-	88	-	-		88

U.S. R&M
Gain (loss) on asset sales	116	8	2	(5)	121	-	-	(1)		(1)
Impairments	(3)	(10)	-	(357)	(370)	-	(72)	-		(72)
Severance accrual	-	-	-	(23)	(23)	-	-	6		6
Pending claims and settlements	-	-	-	-	-	(25)	-	(33)		(58)
Total	113	(2)	2	(385)	(272)	(25)	(72)	(28)		(125)

International R&M
Gain (loss) on asset sales	-	1	-	102	103	-	-	-		-
Impairments	-	-	-	(180)	(180)	-	-	-		-
Severance accrual	-	-	-	(1)	(1)	-	-	-		-
Total	-	1	-	(79)	(78)	-	-	-		-

Total R&M	113	(1)	2	(464)	(350)	(25)	(72)	(28)		(125)

LUKOIL Investment
Impairment	-	-	-	(7,410)	(7,410)	-	-	-		-
Total	-	-	-	(7,410)	(7,410)	-	-	-		-

Chemicals
	-	-	-	-	-	-	-	-		-
Total	-	-	-	-	-	-	-	-		-

Emerging Businesses
Impairments	-	-	-	(85)	(85)	-	-	-		-
Total	-	-	-	(85)	(85)	-	-	-		-

Corporate and Other
Pending claims and settlements	35	-	-	-	35	-	-	(7)		(7)
Impairments	-	-	-	(30)	(30)	-	-	-		-
Severance accrual	-	-	-	(4)	(4)	-	-	3		3
Total	35	-	-	(34)	1	-	-	(4)		(4)

Total Company	160	11	112	(33,678)	(33,395)	63	(160)	(1)		(98)

CASH FLOW INFORMATION
	Millions of Dollars
			2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows from Operating Activities
Net income (loss)*	4,158	5,455	5,204	(31,745)	(16,928)	856	1,314	1,520		3,690
Depreciation, depletion and amortization	2,209	2,178	2,361	2,264	9,012	2,230	2,347	2,327		6,904
Impairments	6	19	57	34,457	34,539	3	51	56		110
Dry hole costs and leasehold impairments	154	127	118	299	698	123	115	233		471
Accretion on discounted liabilities	104	96	114	104	418	104	108	96		308
Deferred income taxes	(17)	28	48	(487)	(428)	(219)	(377)	(268)		(864)
Undistributed equity earnings	(987)	(1,001)	(542)	921	(1,609)	(322)	(770)	(726)		(1,818)
Net gain on asset dispositions	(181)	(32)	(133)	(545)	(891)	(39)	3	(52)		(88)
Other*	(183)	67	(69)	(949)	(1,134)	(2)	177	(326)		(151)
Net working capital changes	1,324	(1,503)	357	(1,197)	(1,019)	(849)	(401)	73		(1,177)
Net Cash Provided by
Operating Activities	6,587	5,434	7,515	3,122	22,658	1,885	2,567	2,933		7,385

Cash Flows from Investing Activities
Capital expenditures & investments	(3,322)	(3,398)	(3,815)	(8,564)	(19,099)	(2,906)	(2,672)	(2,598)		(8,176)
Proceeds from asset dispositions	370	71	288	911	1,640	86	146	706		938
Long-term advances to/collections from
affiliates and other investments	(60)	(83)	(209)	195	(157)	(106)	(56)	(29)		(191)
Net Cash Used for Investing Activities	(3,012)	(3,410)	(3,736)	(7,458)	(17,616)	(2,926)	(2,582)	(1,921)		(7,429)
Cash Flows from Financing Activities
Net issuance (repayment) of debt	(202)	426	183	5,353	5,760	1,931	989	104		3,024
Issuance of stock	7	178	(3)	16	198	(21)	-	10		(11)
Repurchase of stock	(2,496)	(2,512)	(2,492)	(749)	(8,249)	-	-	-		-
Dividends	(730)	(719)	(710)	(695)	(2,854)	(696)	(697)	(697)		(2,090)
Other	(196)	(44)	(186)	(193)	(619)	(203)	(203)	(685)		(1,091)
Net Cash Provided by (Used for)
Financing Activities	(3,617)	(2,671)	(3,208)	3,732	(5,764)	1,011	89	(1,268)		(168)

Effect of Exchange Rate Changes	9	11	(242)	243	21	77	12	9		98

Net Change in Cash
and Cash Equivalents	(33)	(636)	329	(361)	(701)	47	86	(247)		(114)
Cash and cash equivalents
at beginning of period	1,456	1,423	787	1,116	1,456	755	802	888		755
Cash and Cash Equivalents
at End of Period	1,423	787	1,116	755	755	802	888	641		641
* 2008 recasted to reflect adoption of SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements."
	Millions of Dollars
			2008					2009
Capital Program	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
E&P
Capital expenditures and investments	2,818	2,806	3,079	7,753	16,456	2,376	2,059	2,202		6,637
Loans and advances	67	85	26	(18)	160	88	33	32		153
Joint venture acquisition obligation--principal	145	148	149	151	593	153	156	157		466
E&P total	3,030	3,039	3,254	7,886	17,209	2,617	2,248	2,391		7,256
Midstream*	-	-	-	4	4	1	3	-		4
R&M
Capital expenditures and investments	363	510	674	722	2,269	496	523	352		1,371
Loans and advances	-	2	1	-	3	-	-	150		150
R&M total	363	512	675	722	2,272	496	523	502		1,521
LUKOIL Investment*	-	-	-	-	-	-	-	-		-
Chemicals*	-	-	-	-	-	-	-	-		-
Emerging Businesses*	61	51	25	19	156	17	56	16		89
Corporate and Other*	80	31	37	66	214	16	31	28		75
Total Capital Program	3,534	3,633	3,991	8,697	19,855	3,147	2,861	2,937		8,945
* Capital expenditures and investments only.

TOTAL E&P

			2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

E&P Net Income (Loss) Attributable
to ConocoPhillips ($ Millions)	2,887	3,999	3,928	(24,293)	(13,479)	700	725	978		2,403

Production
Total, Including Equity Affiliates
and Canadian Syncrude (MBOE/D)	1,794	1,750	1,748	1,867	1,789	1,925	1,872	1,791		1,862
E&P segment plus LUKOIL Investment segment:	2,253	2,198	2,170	2,318	2,234	2,364	2,314	2,215		2,297

Crude Oil and Condensate (MB/D)
Consolidated	758	731	718	803	752	817	763	725		769
Equity affiliates	45	41	63	67	54	84	96	104		94
Total	803	772	781	870	806	901	859	829		863
Sales of Crude Oil Produced (MB/D)	773	803	776	853	801	911	860	846		872

Natural Gas Liquids (MB/D)	154	156	148	155	153	153	155	146		151

Natural Gas (MMCF/D)
Consolidated	4,900	4,818	4,769	4,854	4,836	5,011	4,957	4,658		4,874
Equity affiliates	-	-	-	45	11	76	94	88		86
Total	4,900	4,818	4,769	4,899	4,847	5,087	5,051	4,746		4,960

Canadian Syncrude (MB/D)	20	19	24	25	22	23	16	25		21

Industry Prices (Platt's)
Crude Oil ($/bbl)
WTI spot	97.94	123.98	117.83	58.49	99.56	42.97	59.54	68.19		56.90
Brent dated	96.90	121.38	114.78	54.91	96.99	44.40	58.79	68.28		57.16
Natural Gas ($/mmbtu)
Henry Hub -- First of Month	8.03	10.94	10.25	6.95	9.04	4.91	3.51	3.39		3.93

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Consolidated	94.71	119.24	114.20	55.11	95.15	42.36	56.11	67.01		54.80
Equity affiliates	62.78	93.20	88.32	25.35	63.89	33.61	51.89	58.07		48.85
Total	92.88	118.01	112.19	52.82	93.12	41.56	55.63	65.92		54.15

Natural Gas Liquids ($/bbl)	60.14	68.42	68.81	32.57	57.43	27.53	28.73	34.62		30.33

Natural Gas ($/MCF)
Consolidated	8.03	9.87	8.91	6.37	8.28	4.98	3.72	3.69		4.14
Equity affiliates	-	-	-	2.04	2.04	2.10	2.10	2.57		2.26
Total	8.03	9.87	8.91	6.32	8.27	4.93	3.69	3.67		4.10

Exploration Charges ($ Millions)
Dry holes	94	68	58	205	425	80	66	162		308
Lease impairments	60	59	60	94	273	43	49	71		163
Total Noncash Charges	154	127	118	299	698	123	115	233		471
Other (G&G and Lease rentals)	155	161	149	174	639	102	128	153		383
Total Exploration Charges	309	288	267	473	1,337	225	243	386		854

Depreciation, Depletion and
Amortization (DD&A) ($ Millions)	1,946	1,940	2,123	2,019	8,028	1,994	2,127	2,082		6,203

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(10)	2	118	106	216	(98)	(22)	(11)		(131)

U.S. E&P

			2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. E&P Net Income (Loss) Attributable
to ConocoPhillips ($ Millions)	1,349	1,852	1,606	181	4,988	173	336	327		836

Alaska ($ Millions)	603	700	556	456	2,315	244	404	356		1,004
Lower 48 ($ Millions)	746	1,152	1,050	(275)	2,673	(71)	(68)	(29)		(168)

Production
Total U.S. (MBOE/D)	783	787	736	790	775	791	771	737		767

Crude Oil and Condensate (MB/D)
Alaska	254	244	218	258	244	254	236	218		236
Lower 48	97	95	85	88	91	92	92	91		92
Total	351	339	303	346	335	346	328	309		328
Sales of Crude Oil Produced (MB/D)	344	353	299	340	334	358	349	304		337

Natural Gas Liquids (MB/D)*
Alaska	19	17	13	20	17	21	16	11		16
Lower 48	69	76	74	75	74	71	78	77		75
Total	88	93	87	95	91	92	94	88		91
*Includes reinjection volumes sold lease-to-lease:	13	11	8	11	11	12	11	7		10

Natural Gas (MMCF/D)
Alaska	100	98	102	88	97	92	83	105		93
Lower 48	1,963	2,034	1,971	2,007	1,994	2,027	2,012	1,938		1,992
Total	2,063	2,132	2,073	2,095	2,091	2,119	2,095	2,043		2,085

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Alaska
North Slope	89.07	112.23	115.11	57.63	92.73	35.21	49.42	61.80		47.95
West Coast	95.47	118.88	121.51	64.13	99.23	41.75	55.24	67.91		54.14
Lower 48	90.35	118.06	112.36	49.36	92.77	37.32	54.81	62.27		51.51
Total U.S.	94.02	118.66	118.90	60.32	97.47	40.60	55.13	66.22		53.43

Natural Gas Liquids ($/bbl)
Alaska	94.27	117.24	119.29	64.23	94.29	41.76	55.68	67.45		51.75
Lower 48	55.33	62.27	65.11	26.70	52.28	22.41	25.80	30.61		26.41
Total U.S.	58.33	65.96	68.84	30.61	55.63	24.52	27.73	32.45		28.28

Natural Gas ($/MCF)
Alaska	4.31	3.81	4.36	4.90	4.38	7.69	6.38	4.87		6.64
Lower 48	7.67	9.74	8.67	4.76	7.71	3.76	2.97	2.98		3.24
Total U.S.	7.63	9.69	8.64	4.76	7.67	3.82	3.00	2.99		3.27

Kenai, Alaska LNG Sales
Volume (MMCF/D)	63	72	89	74	74	43	47	82		58
Sales price per MCF	6.72	7.15	7.77	8.65	7.62	6.29	7.20	8.29		7.50

U.S. Exploration Charges ($ Millions)
Dry holes	25	20	6	137	188	58	30	49		137
Lease impairments	42	40	43	65	190	26	28	27		81
Total Noncash Charges	67	60	49	202	378	84	58	76		218
Other (G&G and Lease rentals)	39	50	42	61	192	30	35	58		123
Total U.S. Exploration Charges	106	110	91	263	570	114	93	134		341
Alaska Only	11	25	19	45	100	34	8	11		53

DD&A ($ Millions)
Alaska	149	163	152	186	650	173	185	167		525
Lower 48	616	613	649	577	2,455	651	683	671		2,005
Total U.S.	765	776	801	763	3,105	824	868	838		2,530

INTERNATIONAL E&P

			2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
International E&P Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	1,538	2,147	2,322	969	6,976	527	389	651		1,567

Production
Total, Including Equity Affiliates
and Canadian Syncrude (MBOE/D)	1,011	963	1,012	1,077	1,014	1,134	1,101	1,054		1,095

Crude Oil and Condensate (MB/D)
Consolidated
Norway	153	145	164	163	156	161	147	143		150
United Kingdom	48	49	57	78	58	79	76	64		73
Canada	23	24	25	27	25	24	23	24		24
China	33	32	31	36	33	40	41	53		45
Indonesia	16	15	15	15	15	26	16	9		17
Vietnam	20	18	19	28	21	36	31	27		31
Timor Sea	23	21	22	20	22	21	21	21		21
Libya	47	48	42	50	47	43	43	45		44
Nigeria	20	18	18	17	18	17	16	16		17
Other	24	22	22	23	22	24	21	14		19
Total consolidated	407	392	415	457	417	471	435	416		441
Equity affiliates
Canada	29	25	32	35	30	35	41	45		40
Russia	16	16	31	32	24	49	55	59		54
Total equity affiliates	45	41	63	67	54	84	96	104		94
Total	452	433	478	524	471	555	531	520		535
Sales of crude oil produced (MB/D)	429	450	477	513	467	553	511	542		535

Natural Gas Liquids (MB/D)
Norway	13	11	9	11	11	11	8	7		9
United Kingdom	10	8	6	8	8	8	9	7		8
Indonesia	-	3	4	2	2	3	3	3		3
Timor Sea	15	14	15	13	14	14	14	15		14
Canada	26	25	24	24	25	23	24	23		24
Nigeria	2	2	3	2	2	2	3	3		2
Total	66	63	61	60	62	61	61	58		60

Natural Gas (MMCF/D)
Consolidated
Norway	273	205	222	257	239	259	196	188		214
United Kingdom	695	623	581	757	664	742	653	514		636
China	10	9	-	-	5	-	-	-		-
Indonesia	314	360	361	336	343	449	451	443		447
Timor Sea	246	231	266	236	245	247	258	266		257
Vietnam	16	16	21	11	16	17	12	17		15
Canada	1,101	1,055	1,061	1,001	1,054	1,066	1,174	1,063		1,101
Libya	9	9	6	9	8	8	8	12		10
Nigeria	96	107	116	102	105	104	110	112		109
Other	77	71	62	50	66	-	-	-		-
Total consolidated	2,837	2,686	2,696	2,759	2,745	2,892	2,862	2,615		2,789
Equity affiliates
Australia	-	-	-	45	11	76	94	88		86
Total	2,837	2,686	2,696	2,804	2,756	2,968	2,956	2,703		2,875

Canadian Syncrude (MB/D)	20	19	24	25	22	23	16	25		21

Darwin, Australia LNG Sales (MMCF/D)	417	396	464	460	434	438	430	453		440

INTERNATIONAL E&P (continued)

			2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Consolidated
Norway	97.27	122.34	115.67	55.95	97.54	46.52	59.76	69.00		58.63
United Kingdom	93.96	118.79	107.54	51.14	90.67	43.62	55.62	67.27		54.72
Canada	84.49	108.43	99.77	34.36	80.18	33.76	47.46	56.78		46.05
China	93.69	120.63	111.93	46.41	91.51	38.17	57.72	65.97		55.12
Indonesia	92.48	109.83	108.47	53.08	90.98	42.71	56.00	86.28		54.71
Vietnam	98.31	126.11	122.45	54.02	96.57	42.75	58.00	70.27		55.90
Timor Sea	93.85	114.20	103.11	38.05	86.91	43.61	47.29	59.54		50.34
Libya	95.21	120.86	108.33	53.48	93.22	44.22	57.30	67.93		56.78
Nigeria	99.49	126.55	104.25	50.34	96.82	47.20	56.41	72.19		58.01
Other	95.73	112.85	103.11	48.42	89.53	43.15	61.26	64.67		55.06
Total consolidated	95.32	119.75	110.84	51.15	93.30	43.70	56.93	67.56		55.85
Equity affiliates
Canada	57.95	96.78	81.32	9.53	58.54	24.64	46.90	49.81		41.63
Russia	70.41	86.00	96.67	42.95	71.15	39.92	55.44	64.31		54.07
Total equity affiliates	62.78	93.20	88.32	25.35	63.89	33.61	51.89	58.07		48.85
Total	91.96	117.49	107.99	47.84	90.01	42.17	55.97	65.74		54.60

Natural Gas Liquids ($/bbl)
Norway	54.48	59.19	56.67	39.00	53.04	29.21	26.39	33.91		29.62
United Kingdom	55.88	66.90	60.43	28.48	53.65	23.76	31.65	41.75		33.49
Indonesia	-	70.77	74.37	31.64	62.84	39.49	34.74	47.03		40.30
Timor Sea	69.79	74.03	73.79	41.61	64.54	37.99	35.81	46.26		40.26
Canada	68.84	83.57	77.49	35.19	66.40	31.38	29.17	33.42		31.30
Nigeria	8.46	8.46	8.56	8.56	8.51	8.78	8.79	8.69		8.75
Total	62.20	71.40	68.78	35.25	59.70	31.64	30.04	37.48		33.06

Natural Gas ($/mcf)
Consolidated
Norway	10.27	11.75	12.79	10.70	11.28	9.68	7.09	6.24		7.84
United Kingdom	9.20	10.48	10.20	11.07	10.26	8.75	5.60	5.74		6.85
China	3.60	3.69	-	-	3.64	-	-	-		-
Indonesia	10.33	12.14	12.35	6.17	10.36	4.74	5.91	7.15		5.94
Timor Sea	0.79	0.90	0.97	1.17	0.96	1.16	0.66	0.82		0.88
Vietnam	1.14	1.12	1.13	1.16	1.13	1.14	1.13	1.15		1.14
Canada	7.81	10.19	8.03	5.56	7.92	4.13	2.84	2.53		3.15
Libya	0.09	0.09	0.09	0.09	0.09	0.09	0.09	0.09		0.09
Nigeria	0.98	1.19	1.25	1.09	1.13	0.84	0.83	0.73		0.80
Other	7.49	8.56	9.08	11.51	8.92	-	-	-		-
Total consolidated	8.32	10.02	9.13	7.65	8.76	5.87	4.27	4.26		4.81
Equity affiliates
Australia	-	-	-	2.04	2.04	2.10	2.10	2.57		2.26
Total	8.32	10.02	9.13	7.55	8.73	5.76	4.19	4.20		4.73
International Exploration Charges ($ Millions)
Dry holes	69	48	52	68	237	22	36	113		171
Lease impairments	18	19	17	29	83	17	21	44		82
Total Noncash Charges	87	67	69	97	320	39	57	157		253
Other (G&G and Lease rentals)	116	111	107	113	447	72	93	95		260
Total International Exploration Charges	203	178	176	210	767	111	150	252		513

DD&A ($ Millions)	1,181	1,164	1,322	1,256	4,923	1,170	1,259	1,244		3,673

R&M

			2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

R&M Net Income (Loss) Attributable
to ConocoPhillips ($ Millions)	520	664	849	289	2,322	205	(52)	99		252

United States ($ Millions)	435	587	524	(6)	1,540	98	(38)	73		133
International ($ Millions)	85	77	325	295	782	107	(14)	26		119

Market Indicators
U.S. East Coast Crack Spread ($/bbl)	7.79	10.93	10.43	5.66	8.70	10.43	9.13	8.14		9.23
U.S. Gulf Coast Crack Spread ($/bbl)	7.90	12.11	14.70	2.80	9.38	9.06	8.39	6.74		8.06
U.S. Group Central Crack Spread ($/bbl)	10.26	13.47	14.38	6.00	11.03	9.62	9.16	8.06		8.95
U.S. West Coast Crack Spread ($/bbl)	15.37	21.91	16.34	11.46	16.27	15.79	15.11	13.89		14.93
U.S. Weighted 3:2:1 Crack Spread ($/bbl)	9.94	14.19	14.07	5.89	11.02	10.88	10.12	8.81		9.94
NW Europe Crack Spread ($/bbl)	16.09	25.78	21.10	17.58	20.14	10.81	9.42	8.44		9.56
Singapore 3:1:2 Crack Spread ($/bbl)	19.90	29.35	19.10	13.01	20.34	9.45	7.88	7.63		8.32

Realized Margins
Refining Margin ($/bbl)
U.S.	8.00	10.29	9.03	6.96	8.57	7.55	4.85	4.69		5.59
International	6.42	6.70	11.24	8.31	8.07	6.23	3.01	3.66		4.36
Integrated Margin ($/bbl)
U.S.	8.29	10.71	10.38	8.20	9.40	8.23	5.40	5.92		6.42
International	8.34	9.11	18.06	13.28	12.06	8.30	4.61	6.16		6.44

DD&A ($ Millions)	208	206	211	214	839	211	198	220		629

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	38	(13)	(127)	(71)	(173)	(10)	49	2		41

Turnaround Expense ($ Millions)	90	170	73	70	403	207	121	62		390

Eastern U.S.
Crude Oil Charge Input (MB/D)	340	405	412	390	387	346	376	393		372
Total Charge Input (MB/D)	400	441	450	445	434	363	427	443		411
Crude Oil Capacity Utilization (%)	80%	96%	97%	92%	91%	82%	89%	93%		88%
Clean Product Yield (%)	89%	87%	86%	90%	88%	83%	87%	89%		87%

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)	659	720	572	686	659	470	711	660		614
Total Charge Input (MB/D)	732	810	641	773	739	534	773	725		678
Crude Oil Capacity Utilization (%)	90%	98%	78%	94%	90%	64%	97%	90%		84%
Clean Product Yield (%)	81%	76%	77%	82%	79%	81%	83%	80%		81%

Western U.S.
Crude Oil Charge Input (MB/D)	405	343	417	407	393	402	380	397		393
Total Charge Input (MB/D)	425	396	439	431	422	424	405	423		417
Crude Oil Capacity Utilization (%)	97%	82%	100%	98%	94%	96%	91%	95%		94%
Clean Product Yield (%)	80%	78%	82%	82%	81%	79%	80%	81%		80%

Central U.S. - Consolidated
Crude Oil Charge Input (MB/D)	177	182	184	163	177	172	184	179		179
Total Charge Input (MB/D)	179	184	187	166	179	175	188	182		181
Crude Oil Capacity Utilization (%)	95%	97%	98%	87%	94%	92%	98%	96%		96%
Clean Product Yield (%)	88%	89%	93%	91%	90%	90%	91%	93%		91%

Central U.S. - Equity Affiliates - Net Share*
Crude Oil Charge Input (MB/D)	225	241	228	239	233	199	202	212		204
Total Charge Input (MB/D)	241	258	246	253	250	213	215	224		218
Crude Oil Capacity Utilization (%)	91%	97%	92%	96%	94%	88%	89%	94%		90%
Clean Product Yield (%)	84%	84%	85%	84%	84%	81%	84%	85%		83%

TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)	1,806	1,891	1,813	1,885	1,849	1,589	1,852	1,841		1,762
Total Charge Input (MB/D)	1,977	2,089	1,963	2,068	2,024	1,709	2,008	1,997		1,905
Crude Oil Capacity Utilization (%)	90%	94%	90%	94%	92%	80%	93%	93%		89%
Clean Product Yield (%)	83%	81%	83%	85%	83%	82%	84%	84%		83%

Refined Products Production (MB/D)
Gasoline	892	876	852	929	887	755	904	912		857
Distillates	719	775	743	791	757	623	748	725		699
Other	380	444	380	359	391	338	366	380		362
Total	1,991	2,095	1,975	2,079	2,035	1,716	2,018	2,017		1,918

Petroleum Products Sales (MB/D)
Gasoline	1,070	1,127	1,089	1,227	1,128	1,037	1,180	1,188		1,136
Distillates	869	912	858	934	893	749	924	906		860
Other	384	404	365	342	374	328	378	420		375
Total	2,323	2,443	2,312	2,503	2,395	2,114	2,482	2,514		2,371
* Amount reflects our 50 percent share of the Borger refinery effective January 1, 2009. We had a 65 percent share of Borger in 2008.

R&M (continued)

			2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

International - Consolidated*
Crude Oil Charge Input (MB/D)	455	466	383	475	445	453	364	422		413
Total Charge Input (MB/D)	463	479	404	493	460	465	380	430		425
Crude Oil Capacity Utilization (%)	82%	84%	69%	86%	81%	82%	66%	76%		75%
Clean Product Yield (%)	65%	69%	74%	71%	70%	72%	69%	69%		70%

International - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)	123	123	122	122	122	114	121	119		118
Total Charge Input (MB/D)	124	124	124	127	125	122	129	126		126
Crude Oil Capacity Utilization (%)	104%	104%	103%	103%	104%	96%	102%	101%		99%
Clean Product Yield (%)	86%	83%	89%	85%	86%	87%	81%	85%		84%

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)	578	589	505	597	567	567	485	541		531
Total Charge Input (MB/D)	587	603	528	620	585	587	509	556		551
Crude Oil Capacity Utilization (%)	86%	88%	75%	89%	85%	85%	72%	81%		79%
Clean Product Yield (%)	70%	72%	77%	74%	73%	75%	72%	72%		73%

Refined Products Production (MB/D)
Gasoline	129	155	148	170	151	161	138	142		147
Distillates	274	274	255	285	272	276	226	254		252
Other	171	163	120	155	152	139	135	152		142
Total	574	592	523	610	575	576	499	548		541

Petroleum Products Sales (MB/D)
Gasoline	139	190	176	144	163	124	157	154		145
Distillates	321	324	324	336	326	343	289	298		310
Other	156	169	134	164	156	142	184	174		167
Total	616	683	634	644	645	609	630	626		622

Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,384	2,480	2,318	2,482	2,416	2,156	2,337	2,382		2,293
Total Charge Input (MB/D)	2,564	2,692	2,491	2,688	2,609	2,296	2,517	2,553		2,456
Crude Oil Capacity Utilization (%)	89%	93%	87%	93%	90%	81%	88%	90%		86%
Clean Product Yield (%)	80%	79%	82%	82%	81%	80%	82%	81%		81%

Refined Products Production (MB/D)
Gasoline	1,021	1,031	1,000	1,099	1,038	916	1,042	1,054		1,004
Distillates	993	1,049	998	1,076	1,029	899	974	979		951
Other	551	607	500	514	543	477	501	532		504
Total	2,565	2,687	2,498	2,689	2,610	2,292	2,517	2,565		2,459

Petroleum Products Sales (MB/D)
Gasoline	1,209	1,317	1,265	1,371	1,291	1,161	1,337	1,342		1,281
Distillates	1,190	1,236	1,182	1,270	1,219	1,092	1,213	1,204		1,170
Other	540	573	499	506	530	470	562	594		542
Total	2,939	3,126	2,946	3,147	3,040	2,723	3,112	3,140		2,993
*Represents our Humber refinery in the United Kingdom, the Whitegate refinery in Ireland, and our Wilhelmshaven refinery in Germany.
** Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany, and 47 percent interest in a refinery in Melaka, Malaysia.

LUKOIL INVESTMENT

			2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
LUKOIL Investment Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	710	774	438	(7,410)	(5,488)	48	682	545		1,275

Upstream
Production*
Net crude oil production (MB/D)	392	387	371	392	386	386	396	382		388
Net natural gas production (MMCF/D)	404	363	303	355	356	316	274	253		281
BOE Total (MBOE/D)	459	448	422	451	445	439	442	424		435
* Represents our estimated net share of LUKOIL's production.

Industry Prices
Crude Oil ($/bbl)
Urals crude (CIF Mediterranean)	93.01	117.34	113.54	54.66	94.79	43.73	58.49	67.89		56.80

Downstream
Refinery Throughput*
Crude Processed (MB/D)**	222	215	228	250	229	203	246	273		241
* Represents our estimated net share of LUKOIL's crude processed.
* *Second quarter of 2009 restated.

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(2)	3	(17)	(11)	(27)	2	12	5		19

MIDSTREAM

			2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream Net Income Attributable
to ConocoPhillips ($ Millions)	137	162	173	69	541	123	31	62		216

U.S. Equity Affiliate ($ Millions)*	118	137	153	50	458	90	12	26		128

Natural Gas Liquids Extracted (MB/D)
Consolidated
United States	-	-	-	-	-	-	-	-		-
International	-	-	-	-	-	-	-	-		-
Equity Affiliates
United States*	190	188	169	175	180	165	180	186		177
International	8	8	7	7	8	7	8	8		8
Total	198	196	176	182	188	172	188	194		185
* Represents 50 percent interest in DCP Midstream.

Natural Gas Liquids Fractionated (MB/D)
United States*	141	149	166	150	151	144	157	147		149
International	13	13	15	15	14	16	17	17		17
Total	154	162	181	165	165	160	174	164		166
* Excludes DCP Midstream.

Product Prices
Weighted Average NGL ($/bbl)*
Consolidated	60.09	68.21	67.39	29.49	56.29	26.04	29.99	34.66		30.23
DCP Midstream	56.48	62.53	60.46	28.85	52.08	23.86	26.02	28.89		26.26
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

DD&A ($ Millions)	2	1	2	1	6	2	1	1		4

CHEMICALS

			2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals Net Income (Loss) Attributable
to ConocoPhillips ($ Millions)	52	18	46	(6)	110	23	67	104		194
Industry Margins (Cents/Lb)*
Ethylene industry cash margin	10.6	10.2	16.0	15.3	13.0	7.0	6.7	8.4		7.3
HDPE industry contract sales margin	14.9	15.0	23.4	22.5	19.0	18.2	24.5	27.6		23.4
Styrene industry contract sales margin	11.6	11.3	14.4	16.0	13.3	14.8	13.9	11.5		13.4
* Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.

EMERGING BUSINESSES

			2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Emerging Businesses Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	12	8	35	(25)	30	-	2	(2)		-

Detail of Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)
Power	27	26	53	-	106	24	27	22		73
Other	(15)	(18)	(18)	(25)	(76)	(24)	(25)	(24)		(73)
Total	12	8	35	(25)	30	-	2	(2)		-

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(1)	1	(2)	(5)	(7)	(1)	4	(1)		2

CORPORATE AND OTHER

			2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)	(179)	(186)	(281)	(388)	(1,034)	(259)	(157)	(283)		(699)

Detail of Net Income (Loss)
Attributable to ConocoPhillips ($ Millions)
Net interest expense	(108)	(119)	(149)	(182)	(558)	(190)	(175)	(245)		(610)
Corporate overhead	(44)	(68)	(41)	(49)	(202)	(41)	(31)	(5)		(77)
Other	(27)	1	(91)	(157)	(274)	(28)	49	(33)		(12)
Total	(179)	(186)	(281)	(388)	(1,034)	(259)	(157)	(283)		(699)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(319)	(324)	(326)	(362)	(1,331)	(387)	(360)	(426)		(1,173)
Capitalized interest	157	157	130	125	569	118	131	129		378
Interest revenue	72	14	28	14	128	40	10	9		59
Premium on early debt retirement	(14)	-	-	(1)	(15)	(2)	-	-		(2)
Total	(104)	(153)	(168)	(224)	(649)	(231)	(219)	(288)		(738)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(3)	41	(56)	(54)	(72)	(1)	79	18		96

Debt
Total Debt ($ Millions)	21,492	21,924	22,100	27,455	27,455	29,379	30,364	30,458		30,458
Debt-to-Capital Ratio	19%	19%	19%	33%	33%	34%	34%	33%		33%

Common Stockholders' Equity ($ Millions)	89,575	92,398	92,876	55,165	55,165	55,095	58,929	61,510		61,510